SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 22, 2002

American Electric Automobile Company, Inc.

(State or Other Jurisdiction of Incorporation)

0-29657 33-0727323

(Commission File Number) (IRS Employer Identification No.

7270 Woodbine Avenue, Suite 200, Markham, Ontario L3R 4B9

(Address of Principal Executive Offices) (Zip Code)

(905) 947-9925

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1. Change in Control Of Registrant.

On April 22, 2002, the Company purchased all of the issued and outstanding shares of Cyper Entertainment Inc. from various shareholders in exchange for 20,000,000 restricted shares of the Company. Duk Jin Jang, who was the controlling shareholder of Cyper Entertainment Inc., now owns 30% of the voting securities of the Company. The Company now has 30,389,151 shares issued and outstanding.

Item 2. Acquisition or Disposition of Assets.

On April 22, 2002, the Company completed the purchase 100% of the shares of Cyper Entertainment Inc. in exchange for 20,000,000 restricted common shares of the Company. The number of shares issued to acquire Cyper was in consideration of a value of $0.05 per share, a value which was confirmed in an independent third party business evaluation prepared with respect to Cyper. The shares of Cyper were purchased from numerous shareholders including Duk Jin Jang, the majority shareholder.

Cyper Entertainment Inc., located in Seoul, Korea, is a 3D Digital Animation Production company providing services to the television, commercial and film industries. Cyper was established in January 2000 and currently has approximately 47 employees. Cyper's intention is to establish a North American subsidiary whereby it can stage its advance into the North American market.

The Board elected to complete the acquisition of Cyper after considering a number of other acquisitions because the Board determined that Cyper had good potential of becoming a profitable business at a reasonable capital cost.

In order to effectively proceed with the operations of Cyper, the Company must obtain financing and will be approaching financial institutions and attempting to secure equity financing. However, there is no guarantee that such financing will be forthcoming.

Item 7. Financial Statements and Exhibits.

1. The audited financial statements of Cyper Entertainment Inc. for the fiscal years ended December 31, 2000 and December 31, 2002 are attached as Exhibit A.

2. The Share Exchange Agreement between the Company and Cyper is attached as Exhibit B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.
AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.
Date: May 6, 2002	By: /s/ Pierre Quilliam
Pierre Quilliam, President
Date: May 6, 2002	By: /s/ Stephen Cohen
Stephen Cohen, Secretary/Treasurer

Exhibit A

CYPER ENTERTAINMENT CO., LTD.

FINANCIAL STATEMENTS

Years ended December 31, 2001 and 2000

with

INDEPENDENT AUDITOR'S REPORT

YOUNG WHA

ERNST and YOUNG INTERNATIONAL

Independent Auditor's Report

The Board of Directors and Stockholders

Cyper Entertainment Co., Ltd.

We have audited the accompanying balance sheet of Cyper Entertainment Co., Ltd. (the " Company") as of December 31, 2001 and 2000 and the related statement of income, disposition of deficit and cash flow for the years then ended, all expressed in Korean won, These financial statements are the responsibility of Cyper Entertainment co., Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our review in accordance with the auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, expressed in Korean won, present fairly, in all material respects, the financial position of Cyper Entertainment Co., Ltd. as of December 31, 2001 and 2000, and the results of its operations, disposition of undisposed accumulated deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the Republic of Korea.

We have also reviewed the translation of the 2001 financial statements referred to above into United States dollar amounts on the basis described in Note 1. Based on our review, such financial statements have been properly translated on such basis. The United States dollar amounts are presently translated on such basis. The United States dollar amounts are presently solely for the convenience of the reader.

The Board of Directors and Stockholders

Cyper Entertainment Co., Ltd.

Without qualifying our opinion, we draw attention to Note 14 to the financial statements. Which states that the operations of the Company have been affected, and may continue to be affected for the foreseeable future, by the general unstable economic conditions in the Republic of Korea and in the Asis Pacific region. The ultimate effect of these uncertainties on the financial position of the Company as of the balance sheet date cannot presently be determined.

The accompanying financial statements are not intended to present the financial position and results of operations in accordance with accounting principles and practices generally accepted in countries and jurisdictions other than the Republic of Korea. The procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries and jurisdictions. Accordingly, this report and the accompanying financial statements are not intended for use by those who are not informed about Korean accounting principles or auditing standards and their application in practice.

March 9, 2002

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

1. Organization and business

Cyper Entertainment Co., Ltd. (the "Company") was incorporated in 2000 in accordance with the laws of the Republic of Korea, to manufacture and distribute 3D digital animation, multi media, and entertainment related products. The Company's head office is located in Seoul, Korea.

Mr. Duk-Jin Jang, the president of the Company and largest shareholder, owns 51.30% of the Company's outstanding shares.

2. Basis of interim financial statements and summary of significant accounting policies

Basis of financial statements - The Company maintains its official accounting records in Korean won prepares its statutory financial statements in conformity with accounting principles generally accepted in the Republic of Korea ("Korean GAAP"), which may differ from accounting principles generally accepted in countries and jurisdictions other than the Republic of Korea. Accordingly, the accompanying financial statements are not intended for use by those who are not informed about Korean GAPP and their application in practice.

For the convenience of the reader, in preparing the accompanying financial statements, certain reclassifications, and changes in statement format and extent of disclosures have been made to the financial statements issued in the Korean language for domestic statutory purposes. Certain supplementary information included in the statutory Korean language financial statements, but not required for a fair presentation of the Company's financial position, results of operations and cash flows, is not presented in the accompanying financial statements.

Basis of translation the financial statements - For the convenience of the reader, the 2001 financial statements, expressed in Korean won, have been translated into United States dollar amounts at the exchange rate of W 1313.5 to US$1, the average middle exchange rate for trading on December 31, 2001. Such translation should not be construed as a representation that any or all of amounts stated in Korean won could have been converted into United Stated dollars at this or any other rate.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

Cash equivalents - Marketable securities and short-term financial instruments with original maturities of three months or less, and which are easily converted into cash and which have no significant risk of loss in value by interest rate fluctuations, are considered as cash equivalents.

Allowance for doubtful accounts - The Company provides an allowance for doubtful accounts in consideration of estimated losses that may arise from non-collection of its receivables. The estimate of losses is based on the estimated collectibles of receivables and historical bad debts experience.

Inventories - Finished goods and work-in process are valued at production costs, plus incidental expenses, determined using total average cost method.

Property, plant and equipment - Property, plant and equipment are stated at cost. Expenditures that enhance the value or extend the lives of assets are capitalized as additions to property, plant and equipment. Maintenance and repairs are expensed in the year in which they are incurred.

Depreciation of tangible asset is computed using the straight-line method, based on the following estimated useful lives:

Useful lives

Machinery and equipment	10 years
Vehicles	5
Furniture and fixtures	5

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

3D Animation - 3D Animation, manufactured by computer graphic, is stated at production cost. The production cost of 3D Animation is transferred to cost of goods manufactured equal amount to recognized sales of current term in proportion to total expected sales of related project and the residual production cost is annually assessed by possibility of realization in the future.

Intangible assets - Intangible assets, organizing cost, is amortized over 3 years using the straight-line method.

Convertible bonds - Convertible bond is recorded in the Company's accounts using the same method with debentures. Interest expense is calculated using effective interest rate which makes present value of cash flow of the principle and interest (including redemption premium) equal to market value of a bond and redemption premium interest is recorded in long-term accrued interest expense.

Severance and retirement benefits - In accordance with the Company's regulations, employees and directors with more than one year of service are entitled to severance and retirement benefits upon termination of their employment based on years of service, rates of pay in effect at the time of termination and certain other factors. The annual provision is sufficient to state the estimated obligation arising from services performed to and at rates of pay in effect at the balance sheet date. Funding of this liability is not required by Korean law.

Basis of revenue recognition - Sales of finished goods is to be recognized when goods are sold and delivered. Revenues related to pre-contract sales are recognized using the percentage-of-completion method.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

Income taxes - Korean GAAP requires the recognition of deferred tax assets and liabilities arising from temporary differences between the financial reporting and tax reporting bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates which are expected to be applied to taxable income in the period such temporary differences are expected to be recovered or settled.

Per share amounts - Ordinary earnings and earnings per share of common stock are computed by dividing ordinary income and net income by the weighted average number of shares of common stock issued and outstanding during the period (1,235,000 shares in 2001 and 1,185,000 shares in 2000). Ordinary earnings per share is also required to be disclosed and is computed by reversing the effect of extraordinary items (net of the effect of income taxes), if any.

Use of estimates - The preparation of financial statements in conformity with Korean GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
  Restricted deposits

As of December 31, 2001, W10, 000 thousand (US$7.6 thousand) of short-term financial instruments have been provided as collateral in connection with short-term borrowings.

4. Ordinary development costs

Ordinary development expenses amounting to W104, 929 thousand (US$79.4 thousand) and W100, 138 thousand (US$76.2 thousand) for the periods ended December 31, 2001 and 2000, respectively, were charged to current operations.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

5. Insurance

Machinery and equipments are insured against fire and other casualty damage for up to W 750,000 thousand (US$571thousand) as of December 31, 2001.

6. Borrowings and guarantees

Borrowings as of December 31, 2001 and 2000 are as follows:

		Korean won in thousands		U.S dollars In thousands
Type	Interest rates	2001	2000	2001
Short-term borrowings
Industrial Bank	10.20%	W 35,000	W 35,000	$ 26.6
Hanna Bank	7.85%	50,000	50,000	38.1
Hanna Bank	-	-	30,000	-
Nice storm media	-	50,000		38.1
		W 135,000	W 115,000	$ 102.8
Long-term debt	7.85%	W 300,000	W 300,000	228.4
Hanna Bank
Less: Current portion of long-term debt		300,000	-	-
		-	W 300,000	$ 228.4

In connection with the repayment of above long-term debt, the Company's tangible assets have been mortgaged to the bank as security to the extent of W 300,000 thousand (US$ 228.4 thousand). And Korea Technology Credit Guarantee Fund has issued a guarantee on behalf of the Company for up to W297, 500 thousand (US$ 226.5thousand) to the bank.

Bank deposit amounting to W10, 000 thousand (US$ 7.6 thousand) at December 31, 2001 have been deposited with banks as security for short-term debt

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

7. Convertible bond

As of December 31, 2001and 2000, the convertible bond is as follows:

Description	Issue date	Expiration date	Stated interest rate	Korean won In thousand	U.S dollars In thousands
Convertible bond	2000.12.26	2003.12.26	2.0%	W980,000	US$746.1

The conditions of issuance are as follows:

Description	Conditions of issuance
Stated interest rate	2.0%
Yield to maturity	9.5%
Convertible periods	2000.12.26∼2003.12.26
Kind of stock to be issued	Common stock
Conversion price	W3,500(US$2.66) Per share

8. Severance and retirement benefits

Changes in severance and retirement benefits for the year ended December 31, 2001 are as follows.

Beginning balance at January 1, 2001	W -
Payments	-
Provision	75,984
Ending balance at December 31, 2001	75,984
Entitled amount by Korean Labor standard laws	W 75,984

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

9. Stockholders' equity

As of December 31, 2001, the authorized common shares and the outstanding common shares are 50,000,000 and 1,235,000 shares, respectively with par value of .500

As of December 31, 2001, the ownership of the Company's is as follows:

Name of stockholders	Number of shares	Ownership (%)
Duk-Jin Jang	633,600	51.30
Chin-Kwon Jeong	80,000	6.48
FMG Co., Ltd.	60,000	4.86
Others	461,400	37.36
Total	1,235,000	100.00

10. Income taxes

The Company is subject to corporate income tax, including resident surtax, at the aggregate rates of 17.6% on taxable income up to W100,000 thousand and 30.8% on taxable income in excess of W100,000 thousand.

Reconciliations between income before income taxes for financial reporting purposes and taxable income for corporate income tax reporting purposes are summarized as follows (Korean won in thousands):

Description	2001	2000
Income before income taxes as per the financial statements	W (-)524,951	W (-)592,703
Permanent difference	-	-
Temporary differences:
Severance and retirement benefits	75,919	-
	75,919	-

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

10. Income taxes (cont'd)

Description	2001	2000
Taxable income	W (-)449,032	W (-)592,703

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. Significant changes in cumulative temporary differences for the period ended December 31, 2001 are as follows: (Korean won in thousand)

	Korean won in thousands
Description	Beginning balances	Increase/ (decrease)	Ending balances
Severance and retirement benefits	-	75,919	75,919

The Deferred tax credits as of the year ended December 31, 2001 is as follows:

Description	Korean won in thousand	U.S. Dollars In thousands
Accumulated temporary difference	W 75,984	$ 57.8
Undisposed deficit	1,117,655	850.9
	W 1,193,573	$ 908.7
Tax rate (future)	29.7%	29.7%
Deferred tax asset	W 354,491	$ 269.9

The effective income tax rates for the years ended December 31, 2001 and 2000 are (-) 35.0% and (-) 28.6%, respectively.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

11. Per share amounts

Ordinary earnings per share and earnings per share for the periods ended December 31, 2001 and 2000 are computed as follows (Korean won and shares in units):

Description	2001	2000
Net income	W (-)339,813,150	W (-)423,350,203
(+)Extraordinary loss		-
(-)Extraordinary income	490,681,375	-
(+)Income tax espense on extraordinary income	151,129,863
Ordinary income	(-)679,345,285	(-)423,350,203
Weighted average number of shares of common stock	1,209,109	722,657
Ordinary earnings per share	W (-)562	W (-) 586
Earnings per share	W (-)281	W (-) 586

12. Financial data for the calculation of added value

The accounts and amounts which are required to be disclosed in connection with the calculation of the added value of the Company's operations for the periods ended December 31, 2001 and 2000 are as follows:

	Korean won in thousands
Description	2001	2000
Salary	W 1,219,135	W 628,551
Severance and retirement benefits	75,984	-
Other employee benefits	28,819	37,826
Rent	335,491	127,007
Taxes and dues	11,391	7,467
Depreciation	227,176	122,725
	W 1,897,996	W 923,576

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

13. Stock options

The Company may provide stock options within 20% of the total outstanding shares for officers and employees under the provision of article 16, paragraph 3 of the Working Act on Supporting Venture Companies. However, the Company has not issued any stock options as at December 31, 2001.

14. Korean economy

Beginning in 1997, the Republic of Korean and other countries in the Asia Pacific region experienced a severe contraction in substantially all aspects of their economies. This situation is commonly referred to as the 1997 Asian financial crisis. In response to this situation, the Korean government and the private sector began implementing structural reforms to historical business practices.

The Korean economy continued to experience difficulties, particularly in the areas of restructuring private enterprises and reforming the banking and financial services industry. The Korean government continues to apply pressure to Korean companies to restructure into more efficient and profitable firms. The banking and financial services industry is currently undergoing forced consolidations and significant uncertainty exists with regard to the availability of financing. The Company's operating plans call for obtaining certain amounts of short-term financing during the coming year. If such financing is not available, the Company may be required to make significant changes to its operating plans.

The accompanying financial statements reflect management's current assessment of the impact to date of the economic situation on the financial position of the Company. Actual results may differ materially from management's current assessment.

Exhibit B

THIS AGREEMENT made as of the 28th day of February 2002.

B E T W E E N:

AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC., a corporation incorporated pursuant to the laws of the State of Delaware

(hereinafter called "AEAC")

OF THE FIRST PART

JANG DUK JIN, CHANG SE JIN, FMG and CHUNG JIN KWON all of Seoul, Korea

(hereinafter collectively referred to as the "Vendors")

OF THE SECOND PART

- and -

CYPER ENTERTAINMENT INC., a corporation incorporated pursuant to the laws of Republic of Korea

(hereinafter called "Cyper")

OF THE THIRD PART

WHEREAS the Vendors are the owners, or representatives authorized to sell by the owners, of 1,235,000 common shares in the capital of Cyper, being 100% of the issued and outstanding shares of Cyper (the "Sold Shares");

AND WHEREAS the Vendors desires to sell and AEAC desires to purchase the Sold Shares as hereinafter defined, on the terms and conditions set forth;

WITNESSETH THAT in consideration of the covenants, agreements, warranties and payments herein set forth and provided for, the parties hereto respectively covenant and agree as follows:

1.0 Defined Terms

1.1 Where used herein or in any amendments hereto, the following terms shall have the following meanings respectively:

1.1.1 "Closing", "Date of Closing" or "Time of Closing" each mean the time and date of the completion of the transaction of purchase and sale herein contemplated which will be 2:00 o'clock in the afternoon (Eastern Standard Time) on or before the 22nd day of March at the Place of Closing or such other time and date as the parties may agree in writing.

1.1.2 "Place of Closing" shall be at the offices of AEAC, 7270 Woodbine Avenue, Suite 200, Markham, Ontario L3R 4B9

1.1.3 "AEAC Business" means the business now and heretobefore carried on by AEAC

1.1.4 "Cyper Business" means the business of Cyper now and heretobefore carried on by Cyper.

1.1.5 Schedule "A" shall form part of this Agreement

2.0 Purchase and Sale of Shares

2.1 In consideration of the issue by AEAC to the Vendors on Closing of Twenty Million (20,000,000) fully paid and nonassessable common shares without par value in the capital of AEAC (the "Purchased Shares") which may carry restrictions as set out by the U.S. Securities and Exchange Act of 1933, the Vendors agree to sell, assign and transfer unto AEAC and AEAC agrees to purchase from the Vendors the Sold Shares. The number of Sold Shares acquired by AEAC shall be one hundred percent (100%) of the issued and outstanding shares of Cyper as at Closing. The value of the Purchased Shares reflects a valuation of Cyper of a minimum of One Million Dollars ($1,000,000.00) based AEAC's share price being $0.05 per share.

3.0 Representations of Warranties of AEAC

3.1 AEAC hereby covenants, represents and warrants to the Vendors and to Cyper as of Closing (unless otherwise stated) as follows:

3.1.1 AEAC is a corporation duly incorporated, organized and validly existing and is in good standing under the laws of the State of Delaware and has corporate power to own its properties and interests and to carry on its business in each jurisdiction where it carries on business.

3.1.2 The authorized capital of AEAC consists of Seventy Million (70,000,000) shares of which Fifty Million (50,000,000) shares with a par value of $0.0001 are common stock and Twenty Million (20,000,000) shares with a par value of $0.0001 are preferred stock. Currently, there are 6,868,566 common shares issued and outstanding, all of which are fully paid and non-assessable

3.1.3 Except as otherwise described herein, no other person, firm or body corporate has any agreement, option, right or privilege (whether pre-emptive or contractual) capable of becoming an agreement (including convertible securities, warrants or convertible obligations of any nature) for any purchase, subscription, or issuance of any of the unissued shares of the capital of AEAC, save and except for the current directors and officers of AEAC and three (3) former employees of the Company who have options to purchase shares in AEAC.

3.1.4 AEAC is not a party to any agreement of guarantee, indemnification or assumption of the obligations of a third party or other like commitment.

3.1.5 AEAC is a reporting issuer in good standing under the laws of the United States Securities Commission and is up-to-date in all its filings.

3.1.6 Any corporate actions taken by AEAC which require shareholder authorization will be validly and duly authorized.

3.1.7 The books and records of AEAC fairly set out and disclose in all material respects and in accordance with generally accepted accounting principles applied on a basis consistent with all financial periods prior to Closing its financial position up to September 30, 2001.

3.1.8 The corporate records and minute books of AEAC contain a complete and accurate record of all resolutions of its Directors and Shareholders passed since its incorporation and all resolutions have been passed in accordance with its Articles of Incorporation, Articles of Amendment, By-laws and the relevant laws of the State of Delaware.

3.1.9 No dividends or other distributions on any shares of AEAC have been declared, paid or authorized since September 30, 2001 or will be declared, paid or authorized up to the Closing.

3.1.10 AEAC is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

3.1.11 There is no action, suit or proceeding pending or threatened against AEAC or affecting AEAC at law or in equity.

3.1.12 AEAC in carrying on its business is not knowingly in substantial breach of any laws, regulations, orders, rulings or policies of any governmental authority having jurisdiction.

3.2 AEAC acknowledges and confirms that the Vendors are relying on the covenants, representations and warranties set out in Paragraph 3.1 in connection with the purchase and sale of the Purchased Shares.

4.0 Representations and Warranties of Cyper

4.1 Cyper hereby covenants, represents and warrants to AEAC as at the date hereof and as at Closing (unless otherwise stated):

4.1.1 The Vendors own, or are authorized to sell, all of the issued and outstanding shares of Cyper.

4.1.2 Cyper is duly incorporated, organized and in good standing and has the corporate power to carry on its business and is duly qualified and in good standing in each jurisdiction in which it carries on business.

4.1.3 The authorized capital of Cyper consists of 50,000,000 common shares of which 1,235,000 common shares are issued and outstanding, all being fully paid and non-assessable and no other shares of any class have been issued.

4.1.4 The corporate records and minute books of Cyper contain complete and accurate records of all resolutions of the Directors and Shareholders passed since its incorporation, and all resolutions have been passed in accordance with the Articles of Incorporation and By-laws therefor and the applicable statute law. The share certificate books, registers of Shareholders, registers of transfers and registers of Directors of Cyper are complete and accurate.

4.1.5 (a) Cyper is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness not disclosed herein.

(b) Cyper is not a party to any material contract, written employment or agency agreement or other like commitment, expressed or implied, written or oral, unless made in the usual and ordinary course of business or which is specifically disclosed herein. Cyper is not in default of or in breach of any material contract, agreement or commitment and all such material contracts, agreements or commitments are in good standing, and there is no default or claim of default by any party thereto.

(c) There is no action, suit or proceeding pending or threatened against Cyper at law or in equity not disclosed herein which would have a material adverse financial impact.

(d) In carrying on its business, Cyper is not knowingly in material breach of any laws, regulations, orders, rulings or policies of any governmental authority having jurisdiction whether federal, state or municipal.

(e) Cyper is not now in default or in breach of any material contract, agreement or like commitment.

Cyper acknowledges and confirms that AEAC is relying on the covenants, representations and warranties set out in this Paragraph 4.1 in connection with the purchase by AEAC of the Sold Shares.

4.2 The Vendors hereby represent and warrants to AEAC that as of the date hereof and unless otherwise stated as of Closing:

4.2.1 All of the Sold Shares are owned or authorized to sell by the Vendors as the beneficial owners of record, with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands of any kind whatsoever.

4.2.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Vendors any of the Sold Shares.

4.2.3 No person, firm or corporation has any agreement or option or any right or privilege, whether by law, pre-emptive or contractual, capable of becoming an agreement including convertible securities, warrants or convertible obligations of any nature for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital stock of any securities of Cyper, except that Industrial Bank of Korea hold convertible bonds, amount of KRW 980,000,000, issued on the 26th day of December 2000, exercisable at the price of KRW 3,500 per share.

4.2.4 The books and records of Cyper fairly and correctly set out and disclose in all material respects the financial position of Cyper as of that date, and there have been no material changes as of the date hereof and all material financial transactions of Cyper relating to its business have been accurately recorded in such books and records.

4.2.5 The entering into of this agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the respective constating documents or by-laws of Cyper or any indenture or other agreement written or oral to which Cyper and/or the Vendors may be parties, and that the entering into of this agreement and the transactions contemplated hereby will not result in the violation of any law or regulation which may be material to its business or to the transactions herein contemplated and the Vendors consent to the transfer of the Sold Shares to AEAC and releases any claim to any right of first refusal or options to purchase the Sold Shares.

5.0 Survival of Representations and Warranties

5.1 All warranties and representations set forth in this Agreement shall not merge on Closing but shall survive Closing and shall continue to be and remain binding upon the parties hereto. In the event that any one or more of the warranties and representations of any party hereto (the "Defaulting Party") shall not have been fulfilled or at Closing shall be untrue, the other party shall have the right to withdraw from the contract resulting from the execution of this Agreement without liability or obligation.

6.0 Conditions of Closing

6.1 The sale and purchase of the Sold Shares are subject to the following terms and conditions being fulfilled or performed prior to or at Closing:

6.1.1 All of the covenants, representations and warranties of AEAC set forth in Paragraph 3.1 hereof shall be complete and correct at and as of Closing, as though such covenants, representations and warranties were made at and as of Closing.

6.1.2 All the covenants, representations and warranties of Cyper set forth in Paragraph 4.1 hereof shall be complete and correct at and as of Closing, as though such covenants, representations and warranties were made at and as of Closing.

6.1.3 All of the covenants, representations and warranties of the Vendors set forth in Paragraph 4.2 hereof shall be complete and correct at and as of Closing, as though such covenants, representations and warranties were made at and as of Closing.

6.1.4 AEAC shall make available to the authorized representatives of the Vendors, at all reasonable times from the date hereof to Closing, all books, accounts, records, Financial Statements, income tax assessments for all past fiscal periods, charter documents, minute books and other corporate records, contracts, leases, insurance policies and similar instruments and will allow such representatives of the Vendors reasonable access to its premises during normal business hours.

6.1.5 Cyper shall forward to the authorized representatives of AEAC copies of all books, accounts, records, Financial Statements, income tax assessments for all past fiscal periods, charter documents, minute books and other corporate records, contracts, leases, insurance policies and similar instruments as required by such representatives of AEAC.

6.1.6 AEAC represents that it has full power and authority to issue and deliver the Purchased Shares to the Vendors and that all necessary legal or other corporate proceedings to be taken by AEAC to make the same effective have been taken.

6.1.7 The Vendors represent that they have full power and authority to sell, transfer, assign and deliver the Sold Shares to AEAC and that all necessary legal or other corporate proceedings to be taken to make the same effective have been taken and that the directors of Cyper have approved this purchase and sale and all of its terms and conditions.

6.1.8 The By-Laws of AEAC state that the Board of Directors of AEAC shall consist of a maximum of seven (7) Directors, however, such number may be fixed from time to time. Pierre Quilliam shall remain as a Director of AEAC and shall be entitled to nominate one (1) other Director to the Board. Any additional nomination of Directors to the Board shall be at the discretion of the Vendors, subject to applicable laws.

6.1.9 If any one or more of the conditions set forth in Paragraphs 6.1.1 to 6.1.9 inclusive to be fulfilled by AEAC are not fulfilled by AEAC on or before Closing, then the Vendors may waive any or all of such condition or conditions without prejudice to the fulfilment of any other condition or conditions or his rights hereunder and may require AEAC to complete the purchase and sale or in the alternative withdraw from this contract without further obligation or liability.

6.1.10 If any one or more of the conditions set forth in Paragraphs 6.1.1 to 6.1.9 inclusive to be fulfilled by Cyper or the Vendors are not fulfilled on or before Closing then AEAC may waive such condition or conditions without prejudice to the fulfilment of any other condition or conditions and may require Cyper and the Vendors to complete the purchase and sale or in the alternative withdraw from this contract without further obligation or liability.

7.0 Closing

7.1 On closing the matters hereinafter set out shall be completed:

7.1.1 All the conditions to be fulfilled by AEAC in Paragraph 6.1, if not specifically waived by Cyper and/or the Vendors, shall be fulfilled.

7.1.2 All the conditions to be fulfilled by the Vendors in Paragraph 6.1, if not specifically waived by AEAC, shall be fulfilled.

7.1.3 All necessary steps and proper corporate proceedings shall be taken to permit the Sold Shares to be duly and regularly transferred to AEAC.

7.1.4 At the Time of Closing, the Vendors shall deliver to AEAC certificates representing all the Sold Shares.

7.1.5 At the Time of Closing, AEAC shall deliver to the Vendors share certificates representing the Purchased Shares. This delivery shall be contingent upon AEAC receiving auditied financial statements of Cyper for the two (2) fiscal years on or before Closing, as well as an independent, third party valuation report prepared by a qualified valuator confirming a valuation of Cyper at a minimum of One Million Dollars $1,000,000.00. Cyper hereby promises to deliver the above-mentioned audited financial statement until the 10th day of March in its initial draft and the 13th day of March in its final edition.

7.1.6 At the Time of Closing, the Vendors shall deliver to AEAC the Sold Shares. In addition, the lawyer of Cyper will deliver to the counsel for AEAC a legal opinion that the representations and warranties set out in Paragraphs 4.1 and 4.2 are true and correct as at Closing.

8.0 Return of Documents

8.1 In the event that this transaction shall not be closed in accordance with the provisions hereof, Cyper and the Vendors shall return to AEAC all books, accounts, records and other data of AEAC that are in their possession, and also any copies thereof which shall have been made and AEAC shall return to Cyper and the Vendors all books, accounts, records and other data of Cyper and the Vendors that are in its possession, and also any copies thereof which shall have been made.

9.0 Further Assurances Only

9.1 The parties hereto shall and will execute such further and other papers and documents and do and perform and cause to be done and performed such further acts and things as are necessary in order to give full effect to this Agreement and to every part thereof.

10.0 Notice

10.01 Any notice required or permitted to be given for the purposes of this Agreement shall be in writing and shall be sufficiently given if personally delivered, sent by facsimile transmission or sent by telegram or registered letter, postage prepaid and:

(a) If to AEAC, addressed to it at:

7270 Woodbine Avenue

Suite 200

Markham, Ontario

L3R 4B9

Fax: 905-947-9930

(b) If to the Vendors, addressed to them at:

c/o Jong Jae Lee

Asia Investment Partners, Inc.

Samdong Bldg

1337-3 Seocho-2-dong, Seocho-ku

Seoul, Korea

Fax: 82-2-581-7234

(c) If to Cyper addressed to it at:

c/o Jong Jae Lee

Asia Investment Partners, Inc.

Samdong Bldg

1337-3 Seocho-2-dong, Seocho-ku

Seoul, Korea

Fax: 82-2-581-7234

and if mailed, such notice shall be deemed to have been given on the fifteenth business day following the day on which it is mailed, provided however, if at the time of mailing any of such notice, normal postal service shall have been interrupted through strikes or other similar irregularities, then such notice shall be deemed to have been received on the fifteenth day following the resumption of normal mail service. If served, such notice shall be deemed to be received on the date so served.

11.0 General Provisions

11.1 Time shall be of the essence of this Agreement and of every part thereof.

11.2 This Agreement shall not be assignable by AEAC or the Vendors and shall be binding upon each of the parties hereto and their respective heirs, executors, administrators or successors.

11.3 This agreement constitutes the entire agreement between the parties and, except as herein stated and in the instruments and documents to be executed and delivered pursuant hereto, contains all the representations and warranties of the respective parties. There are no verbal statements, representations, warranties, undertakings or agreements between the parties. This Agreement may not be amended or modified in any respect, except by a written instrument signed by all parties.

11.4 Unless stated otherwise in this Agreement, all covenants, terms and obligations, representations and warranties of this Agreement shall survive the Closing and remain in full force and effect notwithstanding such Closing.

11.5 The Closing shall take place on the Date of Closing at the Place of Closing.

11.6 The headings and marginal descriptions of all paragraphs herein are inserted for convenience of reference only and shall not affect the constructions or interpretations of this Agreement.

11.7 Whenever the singular or masculine is used in this Agreement they shall mean and include the plural, masculine, neutral and feminine or vice versa, as the context of the Agreement shall require.

11.8 All amounts referred to in this Agreement shall be in United States dollars, unless otherwise specified.

11.9 This Agreement may be executed in counterpart, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Such counterparts shall together constitute one and the same instrument. A faxed copy signed by the parties hereto shall be considered an original copy of the Agreement.

11.10 This Agreement shall be construed in accordance with the laws of the Province of Ontario.

11.11 The Parties acknowledge that all documents provided or required to be provided herein which are not in English shall be accompanied by a certified English translation.

11.12 The Parties acknowledge that John Chung shall receive a finders' fee equal to five percent (5%) of the number of shares issued to the Vendors payable in restricted shares of AEAC.

IN WITNESS WHEREOF the corporate parties hereto have hereunto affixed their corporate seals duly attested by the hands of the proper officers in their respective behalves and the individual parties have hereunto set their hands and seals.

SIGNED, SEALED AND DELIVERED AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.

Per:___________________________

A.S.O.

CYPER ENTERTAINMENT INC.

Per:_____________________________

A.S.O.

________________________________

JANG DUK JIN

________________________________

CHANG SE JIN

FMG

Per:________________________________

A.S.O.

___________________________________

CHUNG JIN KWON

SCHEDULE "A"

This is Schedule "A" to the Agreement dated February 28th between American Electric Automobile Company Inc., Jang Duk Jin, Chang Se Jin, FMG, Jeong Chin Kwong and Cyper Entertainment Inc. and specifies further terms and conditions of the Agreement.

1. Cyper Entertainment America Inc. (or another Canadian corporation with such name as approved by the Government of Canada ("Cyper America") will be incorporated pursuant to the laws of the Dominion of Canada to act as Cyper Entertainment Inc.'s North American subsidiary. AEAC's purchase of the Sold Shares Of Cyper will include 100% of the shares of Cyper America to the effect that both Cyper and Cyper America will be wholly-owned subsidiaries of AEAC.

2. Cyper's attorney will provide further details regarding Cyper's outstanding debts to Industrial Bank of Korea, Hana Bank and Nice Storm Media to the satisfaction of AEAC and its attorneys.

3. Cyper's attorney will provide further details regarding the Convertible Debenture being held by Industrial Bank of Korea, with amended terms to the satisfaction of AEAC and its attorneys.

4. Cyper and/or Cyper America will provide AEAC with $20,000 on closing to cover AEAC's annual auditor's fees.

5. Bisell Investments Inc. ("Bisell") will enter into a consulting agreement with AEAC for an intial 12 month period commencing May 1, 2002 wherein Bisell will receive $10,000 per month for the ongoing administration, compliance, fund raising and maintenance of AEAC as a publicly traded company. Such fees shall be financed to AEAC by Cyper/Cyper America.

6. In the event that Cyper/Cyper America do not provide sufficient funding in order to satisfy AEAC's public company compliance requirements with respect to auditing, administration and additional legal fees for a minimum of 12 months from the /closing, then Bisell shall have the right at its sole discretion and subject to regulatory compliance, to require AEAC to return the Sold Shares to the Vendors and the Vendors shall be required to return the Purchased Shares to AEAC, which Purchased Shares shall be returned to AEAC's treasury.

7. The current directors and officers of AEAC shall be entitled to receive compensation for management services provided from October 1, 2001 up to and including the Closing Date, such compensation to be provided in the form of shares of AEAC.

8. The Closing shall take place on or before March 22, 2002.

AMERICAN ELECTRIC

AUTOMOBILE COMPANY INC.

Per:__________________________.

A.S.O.

CYPER ENTERTAINMENT INC.

Per:__________________________.

A.S.O.

______________________________.

JANG DUK JIN

______________________________.

CHANG SE JIN

FMG

Per:__________________________.

A.S.O.

______________________________.

JEONG JIN KWON